SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
9. SUBSEQUENT EVENTS

On October 21, 2015, the Company entered into a Convertible Note Purchase Agreement (the “Note Purchase Agreement”) with certain accredited investors pursuant to which it sold an aggregate principal amount of $2.1 million of its Unsecured Convertible Promissory Notes (the “Notes”) for an aggregate original issue price of $2.1 million.

The Notes, which have a maturity date of October 21, 2016, bear interest at the rate of six percent per annum. The Company may not prepay the Notes prior to December 31, 2015, and thereafter may do so only after providing each holder 10 business days’ notice. Upon an “Event of Default” under the Notes, the holders may declare the entire outstanding principal and accrued interest due and immediately payable. As defined under the Notes, an Event of Default includes the Company’s failure to pay any principal, interest or other amount owing under the Notes when due and its commencement of a bankruptcy or similar insolvency proceeding.

The principal and accrued interest under the Notes may be converted any time after December 31, 2015, at the election of the holder into shares of the Company’s common stock at a per share price equal to the average closing price of the Company’s common stock during the 50 trading days immediately preceding conversion. If not sooner converted by the holders or otherwise repaid by the Company, the principal and accrued interest owing under the Notes will automatically convert upon the Company’s completion of a “Qualified Financing.” For purposes of the Notes, a Qualified Financing means the Company’s issuance or sale of shares or units of its equity securities for the principal purpose of raising capital, in a single transaction or a series of related transactions, in each case occurring prior to the maturity date, and that results in the Company having received aggregate gross proceeds of at least $3.5 million (including the proceeds from the satisfaction of the indebtedness resulting from the conversion of the Notes). In the case of a Qualified Financing, the outstanding principal and accrued interest will convert into the identical securities sold to the investors in the Qualified Financing and on the same terms.

The purchasers of the Notes included several officers and directors of the Company, or entities affiliated with officers and directors of the Company. All such officers and directors made such investment on the same terms as all other purchasers under the Note Purchase Agreement.

15. SUBSEQUENT EVENTS

In connection with the 2012 private placement of convertible debentures and warrants and the 2013 private placement of common stock and warrants, the Company issued 2012 Series B Common Stock Purchase Warrants (the “Series B Warrants”) to purchase an aggregate of approximately 6.2 million shares of common stock and 2013 Series E Common Stock Purchase Warrants (the “Series E Warrants”) to purchase an aggregate of approximately 12.8 million shares of common stock. Both the Series B Warrants and Series E Warrants were to expire October 31, 2014. On October 28, 2014, the Company notified the holders of the Series B and E Warrants that the termination date of such warrants had been extended to December 31, 2014, and on December 31, 2014 the warrant holders were notified that the termination dates were further extended to January 31, 2015. Both the Series B Warrants and the Series E Warrants were exercisable at a per share price of $2.40. All of the Series B Warrants and Series E Warrants expired unexercised on January 31, 2015.